#30151455.2

                       THIRD AMENDMENT
                             TO
               SENIOR NOTE PURCHASE AGREEMENT

                   Arrow Electronics, Inc.

       $75,000,000 8.29% Senior Secured Notes Due 2000

           THIS THIRD AMENDMENT (the "Amendment") to those several Senior Note Purchase Agreements each dated as of
December 29, 1992, as amended by the First Amendment to Senior Note Purchase Agreements dated as of December 22, 1993 and the Second Amendment to Senior Note Purchase Agreements dated as of April 24, 1995 (collectively referred to herein as the "Purchase Agreements" and individually as a "Purchase Agreement"), is made as of
December 23, 1996, by and among ARROW ELECTRONICS, INC., a New York corporation (the "Company"), and the several Holders of the Senior Notes (hereinafter, together with their respective successors and assigns, collectively called the "Holders" and individually a "Holder"). Capitalized terms used herein without definition shall have the respective meanings ascribed to such terms in the Purchase Agreements, as hereby amended.

           WHEREAS, the Holders and the Company are parties to the Purchase Agreements, pursuant to which the Purchasers were issued, in the respective amounts set forth opposite their names on Annex A thereto, $75,000,000 aggregate principal amount of the Company's 8.29% Senior Secured Notes Due 2000 (the "Senior Notes"); and

           WHEREAS, the Company and the undersigned Holders, constituting the Required Holders, desire to amend the Purchase Agreements as provided herein, upon the terms and conditions set forth herein;

           NOW, THEREFORE, in consideration of the terms and conditions contained herein and of other good and valuable consideration the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:


                 Amendments   to  the  Purchase  Agreements.
Subject  to the satisfaction of the conditions set forth  in
Section 2 hereof, for all periods on and after October 1, 1996, Section 8.04 of the Purchase Agreements is hereby amended by deleting such Section in its entirety and by substituting therefor the following:
                "Section 8.04.  Restricted Payments.  On and
after
     October 1, 1996, the Company will not, and will not permit any of its Subsidiaries to, make any Restricted Payment, if (a) the ratio of EBIT to Consolidated Finance Charges of the Company and its Subsidiaries for the four full fiscal quarters for which quarterly or annual financial statements are available next preceding the date of such Restricted Payment shall be less than 3.00 to 1.00 and (b) after giving effect to such Restricted Payment, the Company's Consolidated Net Worth determined on the basis of the quarterly or annual financial statements that are available next preceding the date of such Restricted Payment shall be less than $900,000,000."
               Conditions Precedent. As provided in Section 1 above, the amendment set forth in Section 1 shall become and be effective upon the satisfaction of the following conditions:
                (a)   All  corporate and  other  proceedings
     taken or to be taken in connection with this Amendment and all documents incident hereto shall be satisfactory in form and substance to the Required Holders, and the Required Holders shall have received all such counterpart originals or certified or other copies of such documents as they may reasonably request.
                (b)   The  Company and the Required  Holders
     shall have duly executed counterparts of this Amendment and delivered the same to the other parties hereto or their representatives.


            Effect of Amendment.

                (a)   It  is hereby agreed that,  except  as
     specifically provided herein, this Amendment does not in any way affect or impair the terms, conditions and other provisions of the Purchase Agreements or the obligations of the Company thereunder, and all terms, conditions and other provisions of the Purchase Agreements shall remain in full force and effect except to the extent specifically amended or modified pursuant to the provisions of this Amendment.

                (b)  Reference in the Purchase Agreements to
     "this Agreement" (and indirect references such as "hereunder", "hereby", "herein" and "hereof") shall be deemed to be references to the Purchase Agreements as amended hereby.


            Counterparts. This Amendment may be executed in any number of counterparts, each of which shall be deemed an original, and all of which taken together shall be deemed to constitute one and the same instrument.


             Costs  and  Expenses.  As provided  in  Section
10.02 of the Purchase Agreements, the Company agrees to pay on demand all fees, costs and expenses incurred by the Holders in connection with the negotiation, preparation, execution and delivery of this Amendment and all other documents executed pursuant to or in connection herewith.


              Governing  Law.   THIS  AMENDMENT   SHALL   BE
CONSTRUED  IN ACCORDANCE WITH AND SHALL BE GOVERNED  BY  THE
LAWS OF THE STATE OF NEW YORK (WITHOUT GIVING EFFECT TO  THE
CHOICE OF LAW PRINCIPLES OF SUCH STATE).


             Headings. Section headings are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purposes.

           8.   Representation  and  Warranty.   Immediately
prior to and immediately subsequent to the effective date of this Amendment, the Company hereby represents and warrants that there has not been any Default or Event of Default under the Purchase Agreement.
          IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered by their respective duly authorized officers on the date first above written.


                              ARROW ELECTRONICS, INC.
                              By: /s/ Robert E. Klatell
                                  -----------------------
                                  Name:  Robert E. Klatell
                                  Title: Executive Vice President


                              CONNECTICUT GENERAL LIFE INSURANCE CO.
                              By Cigna Investments, Inc.
                              By: /s/ Edward Lewis
                                  ------------------------
                                  Name: Edward Lewis Title:
                                  Managing Director



                              LIFE INSURANCE COMPANY OF NORTH AMERICA
                              By Cigna Investments, Inc.
                              By: /s/ Edward Lewis
                                  ------------------------
                                  Name: Edward Lewis
                                  Title: Managing Director


                              PRINCIPAL MUTUAL LIFE INSURANCE COMPANY
                              By: /s/ Jon C. Heiny
                                  ------------------------
                                  Name: Jon C. Heiny
                                  Title:  Counsel


                              By: /s/ Stephen G. Skrivaner
                                  ------------------------
                                  Name:  Stephen G. Skrivaner
                                  Title: Counsel


                              TEACHERS INSURANCE & ANNUITY
                               ASSOCIATION OF AMERICA
                              By: /s/ Irene S. Giman
                                  --------------------------
                                  Name:  Irene S. Giman
                                  Title: Director-Private Placements


                              LIFE INSURANCE COMPANY OF GEORGIA
                              SOUTHLAND LIFE INSURANCE COMPANY
                              PEERLESS INSURANCE COMPANY CONSOLIDATED
                              INSURANCE COMPANY
                              By: ING Investment Management, Inc. its Agent
                              By: /s/ Fred C. Smith
                                  --------------------------
                                  Name:  Fred C. Smith
                                  Title: SVP and Managing Director